ENERGY FUELS INC.
Common Shares

Controlled Equity OfferingSM
Sales Agreement
May 6, 2019
Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022

H.C. Wainwright & Co., LLC
430 Park Avenue, 3rd Fl.
New York, NY 10022

Roth Capital Partners, LLC
888 San Clemente Dr.
Newport Beach, CA 92660

Ladies and Gentlemen:
Energy Fuels Inc. (the “Company”), a company continued under the Business Corporations Act (Ontario) (the “OBCA”), confirms its agreement (this “Agreement”) with Cantor Fitzgerald & Co. (the “Lead Agent”), H.C. Wainwright & Co., LLC and Roth Capital Partners, LLC (collectively with the Lead Agent, the “Agents” and individually, an “Agent”),as follows:
1.Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agents, common shares (the “Placement Shares”) of the Company, no par value (the “Common Shares”); provided, however, that in no event shall the Company issue or sell through the Agents such number or dollar amount of Placement Shares that would (a) exceed the number or dollar amount of Common Shares registered on the effective Registration Statement (defined below) pursuant to which the offering is being made, (b) exceed the number of authorized but unissued Common Shares (less Common Shares issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (c) exceed the number or dollar amount of Common Shares permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable) or (d) exceed the number or dollar amount of Common Shares for which the Company has filed a Prospectus Supplement (defined below) (the lesser of (a), (b), (c) and (d), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Agents shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through the Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the United States Securities and Exchange Commission (the “Commission”) on December 26, 2018 (the “Effective Date”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Common Shares.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”), with the Commission a registration statement on Form S-3 (File No. 333-228158), including a base prospectus (the “Base Prospectus”), relating to certain securities, including the Placement Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company has prepared a prospectus or a prospectus supplement to the base prospectus included as part of the registration statement, which prospectus or prospectus supplement relates to the Placement Shares to be issued from time to time by the Company (the “Prospectus Supplement”). The Company will furnish to the Agent, for use by the Agent, copies of the prospectus included as part of such registration statement, as supplemented, by the Prospectus Supplement, relating to the Placement Shares to be issued from time to time by the Company. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Prospectus Supplement), with respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.” The base prospectus or base prospectuses, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented, if necessary, by the Prospectus Supplement, in the form in which such prospectus or prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, together with the then issued Issuer Free Writing Prospectus(es), is herein called the “Prospectus.”
Any reference herein to the Registration Statement, any Prospectus Supplement, Prospectus or any Issuer Free Writing Prospectus (defined below) shall be deemed to refer to and include the documents, if any, incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the most-recent effective date of the Registration Statement, or the date of the Prospectus Supplement, Prospectus or such Issuer Free Writing Prospectus, as the case may be, and incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).
2.Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify the Lead Agent by email notice (if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or other method mutually agreed to in writing by the parties of the number of Placement Shares, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold on any Trading Day (as defined below) and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Lead Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time by notice in writing by the Company (with respect to the individuals from the Company) or the Lead Agent (with respect to the individuals from the Lead Agent). The Placement Notice shall be effective unless and until (i) in accordance with the notice requirement provided for in Section 4, the Lead Agent declines to accept the terms contained therein for any reason, in its sole discretion in accordance with Section 4 below, (ii) the entire amount of the Placement Shares, either the Maximum Amount under this Agreement, under the relevant Prospectus Supplement or pursuant to a Placement Notice, have been sold and settled in accordance with the terms hereof, (iii) the Company suspends or terminates the Placement Notice in accordance with the notice requirements provided for in Section 4, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) this Agreement has been terminated under the provisions of Section 12. The amount of any discount, commission or other compensation to be paid by the Company to the Lead Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Agents will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Lead Agent and the Lead Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3.Sale of Placement Shares by the Lead Agent. Subject to the provisions of Section 5(a), the Lead Agent, for the period specified in the Placement Notice will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable U.S. state and federal laws, rules and regulations and, if applicable, the rules of NYSE American, LLC (the “NYSE” and, together with the Toronto Stock Exchange (the “TSX”), the “Exchanges”), to sell the Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice, unless the Placement Notice has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement. The Lead Agent will provide written confirmation to the Company to each of the individuals set forth on Schedule 3 no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the average price realized, the compensation payable by the Company to the Lead Agent pursuant to Schedule 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Lead Agent (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, the Lead Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act Regulations, including sales made directly on or through the NYSE or any other existing trading market for the Common Shares in the United States, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. During the term of this Agreement, and notwithstanding anything to the contrary herein, the Agents agree that in no event will they or any of their affiliates engage in any market making, bidding, stabilization, over-allotment or other trading activity with regard to the Common Shares if such activity would be prohibited under Regulation M or other anti-manipulation rules under the Securities Act. “Trading Day” means any day on which the Common Shares are traded on the NYSE.

4.Suspension of Sales.
(a)The Company or the Lead Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other Party set forth on Schedule 3), suspend any sale of Placement Shares (a “Suspension”); provided, however, that such Suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect any obligation under Sections 7(l), 7(m), and 7(n) with respect to the delivery of certificates, opinions, or comfort letters to the Agents, shall be waived, provided, however, that such waiver shall not apply for the Representation Date (defined below) occurring on the date that the Company files its Annual Report on Form 10-K. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.

(b)Notwithstanding any other provision of this Agreement, during any period in which the Company is (to the Agents’ knowledge upon receiving notice from the Company) in possession of material non-public information, the Company and the Agents agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares, and (iii) the Agents shall not be obligated to sell or offer to sell any Placement Shares.

5.Sale and Delivery to the Lead Agent; Settlement.

(a)Sale of Placement Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Lead Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Lead Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable law and regulations and the rules of the Exchanges to sell such Placement Shares up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Lead Agent will be successful in selling Placement Shares, (ii) the Agents will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Lead Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable law and regulations and the rules of the Exchanges to sell such Placement Shares as required under this Agreement and (iii) the Lead Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Lead Agent and the Company.

(b)Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The Lead Agent shall notify the Company and the Company’s transfer agent (which shall include a notification to each of the individuals set out on Schedule 3) of each sale of Placement Shares on the date of such sale. The Lead Agent shall initiate Deposit and Withdrawal at Custodian (DWAC) procedures through the Depositary Trust Company on each Settlement Date. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Lead Agent, after deduction for (i) the Agents’ commission, discount or other compensation for such sales payable by the Company pursuant to Schedule 2 hereof, (ii) any other amounts due and payable by the Company to the Agents hereunder pursuant to Section 8 and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Lead Agent’s or its designee’s account (provided the Lead Agent shall have given the Company written notice of such designee at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Lead Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Company agrees that if the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, and provided that the Lead Agent has complied with its obligations hereunder, it will (i) hold the Lead Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company, and (ii) pay to the Lead Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default. Provided, however, that without limiting Section 10(a) herein, the Company shall not be obligated to pay to the Lead Agent any commission, discount or other compensation on any Placement Shares that are not timely delivered due to (i) a suspension or material limitation in trading in securities generally on the NYSE, (ii) a general moratorium on commercial banking activities declared by either Canadian or United States federal or New York State authorities or a material disruption in securities settlement or clearance services in the United States or Canada; (iii) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada or a declaration by the United States or Canada of a national emergency or war; or (iv) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere.

(d)Denominations; Registration. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as the Lead Agent may request in writing at least two (2) full Business Days (as defined below) before the Settlement Date. The certificates for the Placement Shares, if any, will be made available by the Company for examination and packaging by the Lead Agent in The City of New York not later than noon (New York time) on the Business Day prior to the Settlement Date.

(e)Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Placement Shares under this Agreement, the Maximum Amount, and (B) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Lead Agent in writing. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized by the Exchanges and, from time to time, by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee and notified to the Lead Agent in writing. Further, under no circumstances shall the Company cause or permit the aggregate offering amount of Placement Shares sold pursuant to this Agreement to exceed the Maximum Amount.

(f)Sales Through Lead Agent. The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Common Shares pursuant to this Agreement shall only be effected by or through the Lead Agent.

6.Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Agents that as of the date of this Agreement and as of each Applicable Time (as defined below):

(a)Registration Statement and Prospectus. No order suspending the trading or distribution of the Common Shares has been issued by any Canadian Securities Regulator (as defined below), the Exchanges or Investment Industry Regulatory Organization of Canada (“IIROC”), and no proceedings, for that purpose, have been instituted or are pending or, to the Company’s knowledge, are contemplated by any Canadian Securities Regulator; no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceedings for that purpose have been instituted or are pending or to the Company’s knowledge, are contemplated by the Commission; the Registration Statement, including the Base Prospectus and such amendments to such Registration Statement as may have been required to the date of this Agreement, has been prepared by the Company under the applicable provisions of the Securities Act and has been filed with the Commission; the Registration Statement became effective on the Effective Date. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the Prospectus have been so described or filed. Copies of the Registration Statement or the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered or are available through EDGAR to the Agents and their counsel. The Prospectus will name each of the Agents as an agent in the section entitled “Plan of Distribution.” There are no reports or information that must be filed or made publicly available in connection with the listing of the Placement Shares, on the TSX (other than routine post-closing filings) that have not been filed or made publicly available as required. The Commission has not issued an order preventing or suspending the use of the Base Prospectus, any Permitted Free Writing Prospectus (as defined below) or the Prospectus relating to the proposed offering of the Placement Shares and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Shares, will not distribute any offering material in connection with the offering or sale of the Placement Shares other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus to which the Agents have consented.

(b)No Misstatement or Omission. At the respective times each part of the Registration Statement and each amendment thereto became effective, the Registration Statement complied in all material respects with the Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date the Prospectus Supplement was filed with the Commission, at each Applicable Time and on each Settlement Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Agents specifically for use in the preparation thereof.

(c)Conformity with Securities Act and Exchange Act. The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act, or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, other than any non-compliance which would not have a Material Adverse Effect (as defined below).

(d)Financial Information. The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectus, if any, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Material Subsidiaries (as defined below) as of the dates indicated and the consolidated statements of comprehensive loss, shareholders’ equity and cash flows of the Company for the periods specified. Such financial statements, schedules, and notes conform in all material respects with United States generally accepted accounting principles (“GAAP”), applied on a consistent basis during the periods involved. The other financial and statistical data with respect to the Company and the Material Subsidiaries (as defined below) contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectus, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; the Company and the Material Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement and the Prospectus and all disclosures contained or incorporated by reference therein; and no other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus or the Issuer Free Writing Prospectus under the Securities Act.

(e)Statistical, Industry-Related and Market-Related Data. The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably believes are reliable and accurate, and such data agrees with the sources from which they are derived.

(f)Conformity with EDGAR Filing. The Prospectus delivered to the Agents for use in connection with the sale of the Placement Shares pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S‑T.

(g)Organization. The Company and each of its Material Subsidiaries (as defined below) are, and will be, duly organized, validly existing as a corporation and in good standing (where such concept is recognized) under the laws of their respective jurisdictions of organization. The Company and each of the Material Subsidiaries are, and will be, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), shareholders’ equity or results of operations of the Company and the Material Subsidiaries (as defined below) taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(h)Subsidiaries. The subsidiaries set forth on Schedule 4 (collectively, the “Material Subsidiaries”), include all of the Company’s significant subsidiaries (as such term is defined in Rule 1‑02 of Regulation S‑X promulgated by the Commission). Except as set forth in the Registration Statement and in the Prospectus and in the agreements noted on Schedule 5, the Company owns, directly or indirectly, all of the equity interests of the Material Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Material Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Except as set forth in the agreement noted on Schedule 6, no Material Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Material Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Material Subsidiary from the Company or from transferring any of such Material Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(i)Minute Books. Since January 1, 2018, all existing minute books of the Company and each of the Material Subsidiaries, including all existing records of all meetings and actions of the board of directors (including, the Audit, Compensation and Governance and Nominating Committees and other board committees) and shareholders of the Company (collectively, the “Corporate Records”) have been made available to the Agents and their counsel, and all such Corporate Records are complete in all material respects. There are no transactions, agreements or other actions of the Company or any of the Material Subsidiaries that are required to be recorded in the Corporate Records that are not properly approved and/or recorded in the Corporate Records. All required filings have been made with the appropriate government registries and institutions in the Province of Ontario in a timely fashion under the OBCA, except for such filings where the failure to file would not have a Material Adverse Effect, either individually or in the aggregate.

(j)No Violation or Default. Neither the Company nor any of the Material Subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) except as are disclosed in the Registration Statement and the Prospectus, in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound or to which any of the property or assets of the Company or any of the Material Subsidiaries are subject; or (iii) except as disclosed in the Registration Statement and the Prospectus, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other material agreement to which it or any of the Material Subsidiaries is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

(k)No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectus, if any (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Company and the Material Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Material Subsidiary, which is material to the Company and the Material Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any of the Material Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Material Subsidiary, other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein).

(l)Capitalization. The issued and outstanding Common Shares have been validly issued, are fully paid and non-assessable and, other than as disclosed in the Registration Statement and the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options under the Company’s existing stock option plans, or changes in the number of outstanding Common Shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, Common Shares outstanding on the date hereof) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Company in the Registration Statement and the Prospectus is complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement and the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any Common Shares or other securities.

(m)Authorization; Enforceability. The Company has full corporate right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(n)Authorization of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be of the same class of Common Shares registered pursuant to Section 12(b) of the Exchange Act. The Placement Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(o)No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale by the Company of the Placement Shares, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable U.S. state securities laws or by the bylaws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the Exchanges in connection with the sale of the Placement Shares by the Agents.

(p)No Preferential Rights. Except as set forth in the Registration Statement and the Prospectus, (i) and except pursuant to options to purchase Common Shares pursuant to outstanding options, restricted stock units, warrants or convertible debentures, no person, as such term is defined in Rule 1‑02 of Regulation S‑X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or other securities of the Company, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Shares or other securities of the Company, (iii)  no Person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement Shares, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act or qualify for distribution under Canadian securities laws any Common Shares or other securities of the Company, or to include any such Common Shares or other securities in the Registration Statement or the Prospectus or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated thereby or otherwise.

(q)Independent Public Accounting Firm. KPMG LLP (the “Accountant”), whose report on the consolidated financial statements of the Company is incorporated by reference into the Registration Statement and the Prospectus, are and, during the periods covered by their report, is (i) an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States) and (ii) an independent auditor as required by the Rules of Professional Conduct of the Chartered Professional Accountants of Ontario and there has never been a reportable disagreement (within the meaning of National Instrument 51-102 Continuous Disclosure Obligations) between the Company and the Accountant (or any former accountant or auditor). To the Company’s knowledge, after due and careful inquiry, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or with respect to the Company.

(r)Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Registration Statement and the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and (ii) the indemnification provisions of certain agreements may be limited by federal, state or provincial securities laws or public policy considerations in respect thereof, and except for any other potentially unenforceable term that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(s)No Litigation. Except as set forth in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory audits or investigations, to which the Company or a Subsidiary is a party or to which any property of the Company or any of the Material Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of the Material Subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; except as disclosed in the Registration Statement and Prospectus, to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory audits or investigations, actions, suits or proceedings that are required under the Securities Act or Canadian securities laws to be described in the Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

(t)Intellectual Property. Except as disclosed in the Registration Statement and the Prospectus, the Company and the Material Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement and the Prospectus (a) there are no rights of third parties to any such Intellectual Property owned by the Company and the Material Subsidiaries; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and the Material Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and the Material Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Registration Statement and the Prospectus as being owned by or licensed to the Company; and (g) the Company and the Material Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or such Material Subsidiary, and all such agreements are in full force and effect, except, in the case of any of clauses (a)-(g) above, for any such infringement by third parties or any such pending or threatened suit, action, proceeding or claim as would not, individually or in the aggregate, result in a Material Adverse Effect.

(u)Market Capitalization. At the time the Registration Statement was originally declared effective, and at the time the Company's most recent Annual Report on Form 10-K was filed with the Commission, the Company met the then applicable requirements for the use of Form S-3 under the Securities Act, including, but not limited to, General Instruction I.B.1 of Form S-3. The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with this offering (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months). The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in General Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.

(v)No Material Defaults. Neither the Company nor any of the Material Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

(w)Certain Market Activities. Neither the Company, nor any of the Material Subsidiaries, nor to the knowledge of the Company any of their respective directors or officers has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization, maintenance or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(x)Broker/Dealer Relationships. Neither the Company nor any of the Material Subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(y)No Reliance. The Company has not relied upon the Agents or legal counsel for any of the Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(z)Taxes. The Company and each of the Material Subsidiaries have filed all federal, state, provincial, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement and the Prospectus, no tax deficiency has been determined adversely to the Company or any of the Material Subsidiaries which has had, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state, provincial or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

(aa)Title to Real and Personal Property. Except as set forth in the Registration Statement and the Prospectus, the Company and the Material Subsidiaries have good and marketable title in fee simple to all items of real property owned by them, good and valid title to all personal property described in the Registration Statement or Prospectus as being owned by them that are material to the businesses of the Company or such Material Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and any of the Material Subsidiaries or (ii) would not, individually or in the aggregate, have a Material Adverse Effect. Any real or personal property described in the Registration Statement or Prospectus as being leased by the Company and any of the Material Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or any of the Material Subsidiaries or (B) would not, individually or in the aggregate, have a Material Adverse Effect. Each of the properties of the Company and the Material Subsidiaries complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Registration Statement or Prospectus or except for such failures to comply that would not, individually or in the aggregate, interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or the Material Subsidiaries has received from any governmental or regulatory authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and the Material Subsidiaries, and the Company knows of no such condemnation or zoning change which is threatened, except for such that would not interfere in any material respect with the use made and proposed to be made of such property by the Company and the Material Subsidiaries or otherwise have a Material Adverse Effect, individually or in the aggregate.

(ab)Environmental Laws. Except as set forth in the Registration Statement or the Prospectus:

(i)each of the Company and the Material Subsidiaries is in compliance in all material respects with all applicable federal, provincial, state, municipal and local laws, statutes, ordinances, bylaws and regulations and orders, directives and decisions rendered by any ministry, department or administrative or regulatory agency, domestic or foreign (the “Environmental Laws”) relating to the protection of the environment, occupational health and safety or the processing, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substance, including any uranium or derivatives thereof (the “Hazardous Substances”), except where such non-compliance would not have a Material Adverse Effect, either individually or in the aggregate;

(ii)each of the Company and the Material Subsidiaries has obtained all licenses, permits, approvals, consents, certificates, registrations and other authorizations under all applicable Environmental Laws (the “Environmental Permits”) necessary as at the date hereof for the operation of the businesses carried on or proposed to be commenced by the Company and the Material Subsidiaries and each Environmental Permit is valid, subsisting and in good standing and to the knowledge of Company neither the Company nor the Material Subsidiaries is in default or breach of any Environmental Permit which would have a Material Adverse Effect, and no proceeding is pending or, to the knowledge of the Company or the Material Subsidiaries, threatened, to revoke or limit any Environmental Permit;

(iii)neither the Company nor the Material Subsidiaries has used, except in compliance with all Environmental Laws and Environmental Permits, and other than as may be incidental to mineral resource exploration, development, mining, recovery, processing or milling, any property or facility which it owns or leases or previously owned or leased, to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance;

(iv)neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has received any notice of, or been prosecuted for an offence alleging, non-compliance with any Environmental Law that would have a Material Adverse Effect, and neither the Company nor the Material Subsidiaries (including, if applicable, any predecessor companies) has settled any allegation of non-compliance that would have a Material Adverse Effect short of prosecution. There are no orders or directions relating to environmental matters requiring any material work, repairs, construction or capital expenditures to be made with respect to any of the assets of the Company or the Material Subsidiaries, nor has the Company or the Material Subsidiaries received notice of any of the same; and

(v)neither the Company nor the Material Subsidiaries has received any notice wherein it is alleged or stated that the Company or the Material Subsidiaries is potentially responsible for a federal, provincial, state, municipal or local clean-up site or corrective action under any Environmental Laws. Neither the Company nor the Material Subsidiaries has received any request for information in connection with any federal, state, municipal or local inquiries as to disposal sites.

(ac)Disclosure Controls. The Company and each of the Material Subsidiaries maintain systems of internal accounting controls applicable under GAAP, sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Prospectus). Since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting (other than as set forth in the Prospectus). The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a‑15 and 15d‑15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and each of the Material Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K is being prepared or during the period in which financial statements will be filed or furnished with the Commission on Form 10-Q. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Company presented in its Form 10-K, for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and the disclosure controls and procedures are effective. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S‑K under the Securities Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls, except that the Company has limited the scope of its disclosure controls and procedures and internal control over financial reporting for its quarter ended September 30, 2016 to exclude controls, policies and procedures of a business that the Company acquired not more than 365 days before the last day of the period covered by the interim filing.

(ad)Certification of Disclosure. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act, National Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings (“NI 52-109”) and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) and each certifying officer of the Company (or each former certifying officer of the Company and each former certifying officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission and as required to be made and filed by NI 52-109. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act and “certifying officer” shall have the meanings given to such term in NI 52-109.

(ae)Mining Rights. The White Mesa Mill, Henry Mountains Complex, Roca Honda Project, Canyon Mine Project, Daneros Project, Sheep Mountain Project, La Sal Project, Nichols Ranch Project and Alta Mesa ISR Project, as described in the Registration Statement and the Prospectus (collectively, the “Material Properties”) are the only resource properties currently material to the Company in which the Company or the Material Subsidiaries have an interest; the Company or through the Material Subsidiaries, hold either freehold title, mining leases, mining concessions, mining claims, exploration permits, prospecting permits or participant interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which the Material Properties are located, in respect of the ore bodies and minerals located on the Material Properties in which the Company (through the applicable Subsidiary) has an interest under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Company (through the applicable Subsidiary) to explore for and exploit the minerals relating thereto; all leases or claims and permits relating to the Material Properties in which the Company (through the applicable Subsidiary) has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting; except as disclosed in the Registration Statement and the Prospectus, the Company (through the applicable Subsidiary) has all necessary surface rights, access rights and other necessary rights and interests relating to the Material Property in which the Company (through the applicable Subsidiary) have an interest granting the Company (through the applicable Subsidiary) the right and ability to explore for and exploit minerals, ore and metals for development and production purposes as are appropriate in view of the rights and interest therein of the Company or the applicable Subsidiary, with only such exceptions as do not materially interfere with the current use made by the Company or the applicable Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in all respects in the name of the Company or the applicable Subsidiary; except as disclosed in the Prospectus, the Company and the Material Subsidiaries do not have any responsibility or obligation to pay any commission, royalty, license, fee or similar payment to any person with respect to the property rights thereof, except where such fee or payment would not have a Material Adverse Effect, either individually or in the aggregate;

(i)the Company or the applicable Subsidiary holds direct interests in the Material Properties, as described in the Registration Statement and the Prospectus (the “Project Rights”), under valid, subsisting and enforceable agreements or instruments, to the knowledge of the Company and all such agreements and instruments in connection with the Project Rights are valid and subsisting and enforceable in accordance with their terms;

(ii)the Company and the Material Subsidiaries have identified all the material permits, certificates, and approvals (collectively, the “Permits”) which are or will be required for the exploration, development and eventual or actual operation of the Material Properties, which Permits include but are not limited to environmental assessment certificates, water licenses, land tenures, rezoning or zoning variances and other necessary local, provincial, state and federal approvals; and, except as disclosed in the Registration Statement and the Prospectus, the appropriate Permits have either been received, applied for, or the processes to obtain such Permits have been or will in due course be initiated by the Company or the applicable Subsidiaries; and, except as disclosed in the Registration Statement and the Prospectus, neither the Company nor the applicable Subsidiaries know of any issue or reason why the Permits should not be approved and obtained in the ordinary course;

(iii)all assessments or other work required to be performed in relation to the material mining claims and the mining rights of the Company and the applicable Subsidiary in order to maintain their respective interests therein, if any, have been performed to date and, except as disclosed in the Registration Statement and Prospectus, the Company and the applicable Subsidiary have complied in all material respects with all applicable governmental laws, regulations and policies in this regard as well as with regard to legal, contractual obligations to third parties in this regard except in respect of mining claims and mining rights that the Company and the applicable Subsidiary intend to abandon or relinquish and except for any non-compliance which would not either individually or in the aggregate have a Material Adverse Effect; all such mining claims and mining rights are in good standing in all respects as of the date of this Agreement;

(iv)except as disclosed in the Registration Statement and the Prospectus, all mining operations on the properties of the Company and the Material Subsidiaries (including, without limitation, the Material Properties) have been conducted in all respects in accordance with good mining and engineering practices and all applicable workers’ compensation and health and safety and workplace laws, regulations and policies have been duly complied with;

(v)except as disclosed in the Registration Statement and the Prospectus, there are no environmental audits, evaluations, assessments, studies or tests relating to the Company or the Material Subsidiaries except for ongoing assessments conducted by or on behalf of the Company and the Material Subsidiaries in the ordinary course;

(vi)the Company made available to the respective authors thereof prior to the issuance of all of the applicable technical reports relating to the Material Properties (the “Reports”), for the purpose of preparing the Reports, as applicable, all information requested, and no such information contained any material misrepresentation as at the relevant time the relevant information was made available;

(vii)the Reports complied in all material respects with the requirements of NI 43-101 as at the date of each such Report; and

(viii)the title reports listed on Exhibit 6(ee) attached hereto (the “Title Opinions”) are to the knowledge of the Company, correct and complete in all material respects on the date hereof, except as in respect of concessions which are (i) not material, or (ii) were permitted to expire or were sold in the ordinary course of business, as described in the Registration Statement or Prospectus.

(af)Finder’s Fees. Neither the Company nor any of the Material Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Agents pursuant to this Agreement.

(ag)Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of the Material Subsidiaries exists or, to the knowledge of the Company, is threatened that could reasonably be expected to have resulted in a Material Adverse Effect.

(ah)Local Disputes. Except as disclosed in the Registration Statement and the Prospectus, no dispute between the Company and any local, native or indigenous group exists, or to the Company’s knowledge, is threatened or imminent with respect to any of the Company’s properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

(ai)Investment Company Act. Neither the Company nor any of the Material Subsidiaries is or, after giving effect to the offering and sale of the Placement Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aj)Operations. The operations of the Company and the Material Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Corruption of Foreign Public Officials Act (Canada) and applicable rules and regulations thereunder, and the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Material Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ak)Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources.

(al)Underwriter Agreements. The Company is not a party to any agreement with any Agent or underwriter for any other “at-the-market” or continuous equity or debt transaction.

(am)ERISA. To the knowledge of the Company, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and any of the Material Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(an)Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (collectively a “Forward Looking Statement”) contained or incorporated by reference in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ao)Agents’ Purchases. The Company acknowledges and agrees that the Agents have informed the Company that each of the Agents may, to the extent permitted under the Securities Act, Exchange Act and FINRA, purchase and sell Common Shares for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent the Agents may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by the Agents.

(ap)Margin Rules. Neither the issuance, sale and delivery of the Placement Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(aq)Insurance. The Company and each of the Material Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and each of the Material Subsidiaries reasonably believe are adequate for the conduct of their properties and as is customary for companies engaged in similar businesses in similar industries.

(ar)No Improper Practices. (i) Neither the Company nor, to the Company’s knowledge, the Material Subsidiaries, nor to the Company’s knowledge, any of their respective executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, provincial, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Registration Statement and the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or, to the Company’s knowledge, any Material Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and shareholders of the Company or, to the Company’s knowledge, any Material Subsidiary, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any Material Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or shareholders of the Company or, to the Company’s knowledge, any Material Subsidiary, on the other hand, that is required by the rules of FINRA (or Canadian equivalent thereof) to be described in the Registration Statement and the Prospectus that is not so described; (iv) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the Company’s knowledge, any Material Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Shares to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any Material Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Material Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or any Material Subsidiary or any of their respective products or services, and, (vi) neither the Company nor any Material Subsidiary nor, to the Company’s knowledge, any employee or agent of the Company or any Material Subsidiary has made any payment of funds of the Company or any Material Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977 and the Corruption of Foreign Public Officials Act (Canada)), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(as)Status Under the Securities Act. The Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Placement Shares.

(at)No Misstatement or Omission in an Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, as of its issue date and as of each Applicable Time, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or either of the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein.

(au)No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Placement Shares, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except (i) such conflicts, breaches or defaults as may have been waived, and (ii) such conflicts, breaches and defaults that could not reasonably be expected to have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Company, or (y) in any violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any court or of any federal, state, provincial or other regulatory authority or other government body having jurisdiction over the Company, except such violations that could not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate.

(av) Sanctions. (i) The Company represents that, neither the Company nor any of the Material Subsidiaries (collectively, the “Entity”) nor, to the Company’s knowledge, any director, officer, employee, agent, affiliate or representative of the Entity, is a government, individual, or entity (in this paragraph (vv), “Person”) that is, or is owned or controlled by a Person that is:

(A)  the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Office of the Superintendent of Financial Institutions (Canada), or pursuant to the Special Economic Measures Act (Canada) or other relevant sanctions authority or relevant statute, rule, or regulation (collectively, “Sanctions”), nor
(B)  located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Balkans, Belarus, Burma/Myanmar, Cote D’Ivoire (Ivory Coast), Cuba, Democratic Republic of Congo, Iran, Iraq, Liberia, Libya, Nicaragua, North Korea, Russia, Somalia, Sudan and Darfur, South Sudan, Syria, Ukraine, Venezuela, Yemen and Zimbabwe).
(ii)  The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)  to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B)  in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)  The Entity represents and covenants that, except as detailed in the Registration Statement and the Prospectus, for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(aw)Stock Transfer Taxes. On each Settlement Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Placement

Shares to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(ax)Compliance with Laws. Except as disclosed in the Registration Statement and the Prospectus, the Company has not been advised, and has no reason to believe, that it and each of the Material Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.

(ay)Compliance with NI 43-101. The Company is in compliance, in all material respects, with the provisions of NI 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and has filed all technical reports required thereby and, at the time of filing, all such reports complied, in all material respects, with the requirements of NI 43-101; all scientific and technical information disclosed in the Registration Statement and Prospectus: (i) is based upon information prepared, reviewed and/or verified by or under the supervision of a “qualified person” (as such term is defined in NI 43-101), (ii) has been prepared and disclosed in accordance with Canadian industry standards set forth in NI 43-101, and (iii) was true, complete and accurate in all material respects at the time of filing.

(az)Filings. Since January 1, 2018, the Company has filed all documents or information required to be filed by it under Canadian securities laws, the Securities Act, the Exchange Act, the Securities Act Regulations and the rules, regulations and policies of the Exchanges, except where the failure to file such documents or information will not have a Material Adverse Effect, either individually or in the aggregate; all material change reports, annual information forms, financial statements, management proxy circulars and other documents filed by or on behalf of the Company with the Exchanges, the Commission and the securities regulatory in the provinces of Canada other than Quebec (together, the “Canadian Securities Regulators”), as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and did not contain a misrepresentation (as defined under Canadian securities laws) at the time at which it was filed; the Company has not filed any confidential material change report or any document requesting confidential treatment with any securities regulatory authority or regulator or any exchange that at the date hereof remains confidential.

(ba)Exchange Registration. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are accepted for trading on the NYSE under the symbol “UUUU” and the TSX under the symbol “EFR,” and the Company has taken no action designed to terminate the registration of the Common Shares under the Exchange Act or delisting the Common Shares from either of the Exchanges, nor, except as disclosed in the Registration Statement and the Prospectus, has the Company received any notification that the Commission or either of the Exchanges is contemplating terminating such registration or listing. Except as disclosed in the Registration Statement and the Prospectus, the Company has complied in all material respects with the applicable requirements of the Exchanges for maintenance of inclusion of the Common Shares thereon. The Company has obtained all necessary consents, approvals, authorizations or orders of, or filing, notification or registration with, the Exchanges and the Commission, where applicable, required for the listing and trading of the Placement Shares, subject only to satisfying their standard listing and maintenance requirements. The Company has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements of each Exchange.

(bb)Cybersecurity. (i) Except as may be included or incorporated by reference in the Registration Statement and the Prospectus, (x) to the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company has not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data; (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, result in a Material Adverse Effect; and (iii) the Company has implemented backup and disaster recovery technology consistent with industry standards and practices.

Any certificate signed by an officer of the Company and delivered to the Agents or to counsel for the Agents pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Agents as to the matters set forth therein.
7.Covenants of the Company. The Company covenants and agrees with each of the Agents that:

(a)Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by the Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), (i) the Company will notify the Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus, as applicable, or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon the Agents’ request, any amendments or supplements to the Registration Statement or the Prospectus, as applicable, that, in the Agents’ reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agents (provided, however, that the failure of the Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement, (iii) the Company will not file any amendment or supplement to the Registration Statement or the Prospectus relating to the Common Shares or a security convertible into the Common Shares unless a copy thereof has been submitted to Agents within a reasonable period of time before the filing and the Agents has not objected thereto (provided, however, that the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement) and the Company will furnish to the Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or the Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the Securities Act, or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

(b)Notice of Stop Orders. The Company will advise the Agents, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission, the Exchanges or IIROC of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agents promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus, or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

(c)Delivery of Prospectus; Subsequent Changes. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by an Agent under the Securities Act with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agents promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Lead Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by an Agent under the Securities Act with respect to the offer and sale of the Placement Shares, the Company will use its reasonable best efforts to cause the Placement Shares to be listed on each Exchange.

(e)Delivery of Registration Statement and Prospectus. The Company will furnish to the Agents and their counsel (at the expense of the Company) copies of the Registration Statement and the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or the Prospectus that are filed with the Commission during any period in which the Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein) as soon as reasonably practicable and in such quantities as the Agents may from time to time reasonably request and, at the Agents’ request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Agents to the extent such document is available on EDGAR.

(f)Earning Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earning statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g)Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(h)Notice of Other Sales. During the pendency of any Placement Notice given hereunder, and for five (5) Business Days following the termination of any Placement Notice given hereunder, the Company shall provide the Agents with notice as promptly as reasonably possible before it offers to sell, contracts to sell, grants any option to sell or otherwise disposes of any Common Shares (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Shares, warrants or any rights to purchase or acquire Common Shares; provided, however, that such notice will not be required in connection with the Company’s issuance or sale of (i) Common Shares, options to purchase Common Shares or Common Shares issuable upon the exercise of options, pursuant to any employee or director stock option or benefits plan, stock ownership plan or dividend reinvestment plan (but not Common Shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, (ii) Common Shares issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Company available on EDGAR or SEDAR or otherwise in writing to the Agents and (iii) Common Shares or securities convertible into or exchangeable for Common Shares as consideration for mergers, acquisitions, other business combinations or strategic alliances occurring after the date of this Agreement which are not issued for capital raising purposes.

(i)Change of Circumstances. The Company will, at any time during the pendency of a Placement Notice advise the Agents promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agents pursuant to this Agreement.

(j)Due Diligence Cooperation. The Company will cooperate with any reasonable due diligence review conducted by the Agents or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agents may reasonably request.

(k)Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through an Agent, the Net Proceeds to the Company and the compensation payable by the Company to an Agent with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(l)Representation Dates; Certificate. (1) Prior to the date of the first Placement Notice and (2) each time the Company:

(i) files the Prospectus relating to the Placement Shares or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares;
(ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);
(iii) files its quarterly report on Form 10-Q under the Exchange Act; or
(iv) files a current report on Form 8-K or Form 10-Q/A containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”);
the Company shall furnish within five (5) Trading Days of each Representation Date to the Agents (but in the case of clause (iv) above only if any Agent reasonably determines that the information contained in such filing is material) a certificate, in the form and substance satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented. The requirement to provide a certificate under this Section 7(l) shall be waived for any Representation Date occurring at a time a Suspension is in effect, which waiver shall continue until the earlier to occur of the date the Company delivers instructions for the sale of Placement Shares hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when a Suspension was in effect and did not provide the Agents with a certificate under this Section 7(l), then before the Company delivers the instructions for the sale of Placement Shares or the Lead Agent sells any Placement Shares pursuant to such instructions, the Company shall provide the Agents with a certificate in conformity with this Section 7(l) dated as of the date that the instructions for the sale of Placement Shares are issued.
(m)Legal Opinion. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause to be furnished to the Agents a written opinion of each of Dorsey & Whitney LLP

(“U.S. Company Counsel”) and Borden Ladner Gervais LLP (“Canadian Company Counsel”), or other counsel(s) satisfactory to the Agents, in form and substance satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel, modified, as necessary, to relate to the Registration Statement and the Prospectus, as applicable, as then amended or supplemented; provided, however, that the Company shall be required to furnish to the Agents no more than one opinion hereunder per calendar quarter; provided, further, that in lieu of such opinions for subsequent periodic filings under the Exchange Act, counsel may furnish the Agents with a letter (a “Reliance Letter”) to the effect that the Agents may rely on a prior opinion delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus, as applicable, as amended or supplemented as of the date of the Reliance Letter).

(n)Comfort Letter. (1) Prior to the date of the first Placement Notice and (2) within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement, the Company shall cause its independent registered public accounting firm to furnish the Agents letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered having a cut-off date of not more than two (2) Trading Days prior to such date, which shall meet the requirements set forth in this Section 7(n); provided, that if requested by an Agent, the Company shall cause a Comfort Letter to be furnished to the Agents within ten (10) Trading Days of the date of occurrence of any material transaction or event, including the restatement of the Company’s financial statements. The Comfort Letter from the Company’s independent registered public accounting firm shall be in a form and substance satisfactory to the Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States) and are an independent auditor as required by Canadian securities laws, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(o)Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization, maintenance or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agents.

(p)Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor any of the Material Subsidiaries will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.

(q)No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and the Agents in their capacity as agents hereunder, none of the Agents nor the Company (including its agents and representatives, other than the Agents in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

(r)Blue Sky and Other Qualifications. At any time that the Company does not have a class of securities listed on a United States National Securities Exchange, the Company will use its commercially reasonable efforts, in cooperation with the Agents, to qualify the Placement Shares for offering and sale, or to obtain an exemption for the Placement Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agents may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file a prospectus, registration statement or similar disclosure document with any regulatory authority or any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).

(s)Disclosure Controls and Procedures and Internal Control Over Financial Reporting. The Company and the Material Subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls and procedures in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with GAAP as may then be applicable, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. Except as otherwise described in the Company’s reports filed with the Commission and the Canadian Securities Regulators in order to exclude controls, policies and procedures of a business that the Company acquired not more than 365 days before the last day of the period covered by a filing, the Company and the Material Subsidiaries will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act and NI 52-109, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act or Canadian securities laws is recorded, processed, summarized and reported, within the time periods specified in the Commission’s or Canadian Securities Regulators’ rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act or Canadian securities laws is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Material Subsidiaries is made known to them by others within those entities, particularly during the period in which such periodic reports are being prepared.

(t)Secretary’s Certificate; Further Documentation. Prior to the date of the first Placement Notice, the Company shall deliver to the Agents a certificate of the Secretary of the Company and attested to by an executive officer of the Company, dated as of such date, certifying as to (i) the Articles of Continuance of the Company, (ii) the Bylaws of the Company, (iii) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the issuance of the Placement Shares and (iv) the incumbency of the officers duly authorized to execute this Agreement and the other documents contemplated by this Agreement. Within five (5) Trading Days of each Representation Date, the Company shall have furnished to the Agents such further information, certificates and documents as an Agent may reasonably request.

(u)Securities Act, and Exchange Act. The Company will use its commercially reasonable efforts to comply in all material respects with all requirements imposed upon it by the Securities Act, the Exchange Act and the rules of the Exchanges as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(v)Reports, etc. The Company will use its commercially reasonable efforts to (i) file promptly all reports required to be filed by the Company with the Commission; (ii)  advise the Lead Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend or supplement the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Issuer Free Writing Prospectus, if any, or for additional information with respect thereto or (y) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the Prospectus, or the institution or threatening of any proceeding for any such purpose.

8.Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement, including any fees required by the Commission or the Canadian Securities Regulators, and the printing or electronic delivery of the Registration Statement, any Preliminary Prospectus and the Prospectus as originally filed and of each amendment and supplement thereto, in such number as the Agents shall deem necessary, (ii) the printing and delivery to the Agents of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to the Agents, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Agents, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the reasonable fees and disbursements of the counsel to the Agents, payable upon the execution of this Agreement, in an amount not to exceed US$50,000; (vi) the qualification or exemption of the Placement Shares under state laws in accordance with the provisions of Section 7(r) hereof, including filing fees, but excluding fees of the Agents’ counsel, (vii) the printing and delivery to the Agents of copies of any Permitted Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto in such number as the Agents shall deem necessary, (viii) the preparation, printing and delivery to the Agents of copies of the blue sky survey, (ix) the fees and expenses of the transfer agent and registrar for the Common Shares, (x) the filing and other fees incident to any review by FINRA of the terms of the sale of the Placement Shares including the fees of the Agents’ counsel (subject to the cap set forth in clause (v) above), and (xi) the fees and expenses incurred in connection with the listing of the Placement Shares on each Exchange.

9.Conditions to Agents’ Obligations. The obligations of the Agents hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Agents of a due diligence review satisfactory to it in their reasonable judgment, and to the continuing satisfaction (or waiver by the Agents in their sole discretion) of the following additional conditions:

(a)Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the (i) resale of all Placement Shares issued to the Agents and not yet sold by the Agents and (ii) sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b)No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission, the Canadian Securities Regulators or any other federal, state or provincial Governmental Authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal, state or provincial Governmental Authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)No Misstatement or Material Omission. The Agents shall not have been advised by the Company or the Agents’ counsel that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ reasonable opinion is material, or omits to state a fact that in the Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission and the Canadian Securities Regulators, there shall not have been any Material Adverse Effect or any development that could reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of any rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of the Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(e)Legal Opinions. The Agents shall have received the opinions of each of U.S. Company Counsel and Canadian Company Counsel required to be delivered pursuant to Section 7(m) on or before the date on which such delivery of such opinion is required pursuant to Section 7(m).

(f)Comfort Letters. The Agents shall have received the Comfort Letters required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such Comfort Letters are required pursuant to Section 7(n).

(g)Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l).

(h)No Suspension. Trading in the Common Shares shall not have been suspended on either Exchange and the Common Shares shall not have been delisted from either Exchange.

(i)Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(l), the Company shall have furnished to the Agents such appropriate further information, opinions, certificates, letters and other documents as the Agents may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof.

(j)Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing.

(k)Approval for Listing. The Placement Shares shall either have been (i) approved for listing on each Exchange, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on each Exchange at, or prior to, the issuance of any Placement Notice and each Exchange shall have reviewed such application and not provided any objections thereto.

(l)FINRA. If applicable, FINRA shall not have raised any objection to the terms of this offering and the amount of compensation allowable or payable to the Agents as described in the Prospectus.

(m)No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement pursuant to Section 12(a).

(n)No Governmental Objections. No U.S., Canadian, or other Governmental Authority shall have issued any opinion, guidance, objection, or advice that can be construed as limiting or restricting in any way the ability of the Agents to carry out the transactions contemplated hereunder.

10.Indemnification and Contribution.

(a)Company Indemnification. The Company agrees to indemnify and hold harmless the Agents and their respective affiliates, partners, members, directors, officers, employees, counsel and agents and each person, if any, who controls an Agent or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus, the Prospectus (or any amendment or supplement thereto) or any marketing materials, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii)against any and all expense whatsoever, upon receipt of reasonable documentation of such expenses (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Agents’ Information (as defined below).
(b)Agent Indemnification. Each Agent, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement or the Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to each Agent and furnished to the Company in writing by the Agents expressly for use therein. The Company hereby acknowledges that the only information that the Agents have furnished to the Company expressly for use in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) are the statements set forth in the eighth and ninth paragraphs under the caption “Plan of Distribution” in the Prospectus (the “Agents’ Information”).

(c)Procedure. Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 10 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express, full and unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 10 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or an Agent, the Company and such Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Agents from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agents, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for the purpose of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(e), the Agents shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(e), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, partners, employees, counsel or agents of an Agent, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement or Prospectus will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 10(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 10(c) hereof.

11.Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 10 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agents, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

12.Termination.

(a)Each Agent may terminate this Agreement, only with respect to itself, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and the Material Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of such Agent has or could reasonably be expected to have a Material Adverse Effect and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States, Canada or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Common Shares has been suspended or limited by the Commission, any Canadian Securities Regulator, IIROC or either Exchange, or if trading generally on either Exchange has been suspended, halted or limited, or minimum prices for trading have been fixed on either Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States or Canada shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either Canadian or U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 10 (Indemnification and Contribution), Section 11 (Representations and Agreements to Survive Delivery), Section 13 (Notices), Section 14 (Successors and Assigns), Section 16 (Entire Agreement; Amendment; Severability) Section 17 (Governing Law and Time; Waiver of Jury Trial), Section 18 (Consent to Jurisdiction), Section 19 (Appointment of Agent for Service), Section 20 (Judgment Currency), Section 24 (Absence of Fiduciary Relationship) and Section 25 (Definitions) hereof shall remain in full force and effect notwithstanding such termination. If an Agent elects to terminate this Agreement as provided in this Section 12(a), such Agent shall provide the required notice as specified in Section 13 (Notices).

(b)The Company shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 hereof shall remain in full force and effect notwithstanding such termination.

(c)Each Agent shall have the right, by giving ten (10) days’ notice as hereinafter specified to terminate this Agreement, only with respect to itself, in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 hereof shall remain in full force and effect notwithstanding such termination.

(d)This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b) or (c) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8, Section 10, Section 11, Section 13, Section 14, Section 16, Section 17, Section 18, Section 19, Section 20, Section 24 and Section 25 shall remain in full force and effect.

(e)Any termination of this Agreement shall be effective on the date specified in such notice of termination and only with respect to the Agents listed in the notice of termination and who have signed such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by such Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

13.Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and shall be delivered as follows:

If to the Lead Agent, then to:
Cantor Fitzgerald & Co.
499 Park Avenue
New York, NY 10022
Attention: Capital Markets
Facsimile: (212) 307-3730
With a copy to: General Counsel
Facsimile: (212) 829-4708

and if to the other Agents, then to:

H.C. Wainwright & Co., LLC
430 Park Avenue, 3rd Fl.
New York, NY 10022

Attention: Mark Viklund, CEO
Facsimile: (212)356-0500

Roth Capital Partners, LLC
888 San Clemente Dr.
Newport Beach, CA 92660
Attention: Aaron M. Gurewitz, Head of Equity Capital Markets
Facsimile: (949) 720-7227

with a copy to:

Cooley LLP
55 Hudson Yards
New York, NY 10001
Attention: Daniel I. Goldberg, Esq.
Facsimile: (212) 479-6275

and with a copy to:

Stikeman Elliott LLP
5300 Commerce Court West
199 Bay Street
Toronto, ON M5L 1B9
Canada
Attention: Martin Langlois
Facsimile: (416) 947-0866

and if to the Company, shall be delivered to:
Energy Fuels Inc.
225 Union Blvd., Suite 600
Lakewood, CO 80228
Attention: David Frydenlund, Chief Financial Officer, General Counsel and                 Corporate Secretary
Facsimile: (303) 974-2141
with a copy to:
Borden Ladner Gervais LLP
Bay Adelaide Centre
East Tower
22 Adelaide St. W.
Toronto, ON M5H 4E3
Canada
Attention: Mark Wheeler or Jason Saltzman
Facsimile: (416) 367-6749

and with a copy to:
Dorsey & Whitney LLP
Brookfield Place
161 Bay Street, Suite 4310

Toronto, ON M5J 2S1
Canada
Attention: Richard Raymer or James Guttman
Facsimile: (416) 367-7371

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which each Exchange and commercial banks in the City of New York and the City of Toronto are open for business.
An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.
14.Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and each Agent and their respective successors and the parties referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that each Agent may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

15.Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock consolidation, stock dividend or similar event effected with respect to the Placement Shares.

16.Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and each of the Agents. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

17.GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE

FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (ON THE GROUNDS OF SOVEREIGNTY OR OTHERWISE) FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY IRREVOCABLY WAIVES, AS AGENTS FOR SUITS, ACTIONS OR PROCEEDINGS HEREUNDER, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING.

19.Appointment of Agent for Service. The Company hereby irrevocably appoints Energy Fuels Resources (USA) Inc., with offices at 225 Union Blvd., Suite 600, Lakewood, Colorado, 80228, as its agent for service of process in any suit, action or proceeding described in Section 18 and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

20.Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Agents could purchase United States dollars with such other currency in The City of New York on the Business Day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to the Agents or any person controlling the Agents shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by the Agents or any person controlling the Agents of any sum in such other currency, and only to the extent that the Agents or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Agents or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Agents or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to the Agents or controlling person hereunder, the Agents or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Agents or controlling person hereunder.

21.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission.

22.Construction. The section and exhibit headings herein are for convenience only and shall not affect the construction hereof. References herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.

23.Permitted Free Writing Prospectus. The Company represents, warrants and agrees that, unless it obtains the prior consent of each of the Agents, and each of the Agents represents, warrants and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agents or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 23 hereto are Permitted Free Writing Prospectus.

24.Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)each Agent is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not such Agent has advised or is advising the Company on other matters, and no Agent has any obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)neither the Agents nor any of their respective affiliates have provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d)it is aware that each Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and such Agent and its affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e)it waives, to the fullest extent permitted by law, any claims it may have against an Agent or its affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that such Agent and its affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

25.Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means (i) each Representation Date, (ii) the time of each sale of any Placement Shares pursuant to this Agreement and (iii) each Settlement Date.

“Governmental Authority” means (i) any federal, provincial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act Regulations.
“Rule 164,” “Rule 172,” “Rule 405,” “Rule 424,” “Rule 424b,” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act Regulations.
All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.
All references in this Agreement to the Registration Statement and the Prospectus or any amendment or supplement to either of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Agents outside of the United States.
[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company and the Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Agents.
Very truly yours,

ENERGY FUELS INC.

By:
Name:
Title:

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:
Name:
Title:

H.C. WAINWRIGHT & CO., LLC

By:
Name:
Title:

ROTH CAPITAL PARTNERS, LLC.

By:
Name:
Title:

SCHEDULE 1

__________________________
Form of Placement Notice
__________________________

From:         Energy Fuels Inc.

To:	Cantor Fitzgerald & Co.
Attention: _____________________
Subject:     Placement Notice
Date:        [•]
Ladies and Gentlemen:
Pursuant to the terms and subject to the conditions contained in the Sales Agreement by and among Energy Fuels Inc., a company continued under the Business Corporations Act (Ontario) (the “Company”), with Cantor Fitzgerald & Co. (the “Lead Agent”), H.C. Wainwright & Co., LLC and Roth Capital Partners, LLC, dated May 6, 2019, the Company hereby requests that the Lead Agent sell up to [] of the Company’s Common Shares (no par value) at a minimum market price of US$[] per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

__________________________
Compensation
__________________________

The Company shall pay to the Lead Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to up to 3.0% of the aggregate gross proceeds from each sale of Placement Shares by the Lead Agent.

SCHEDULE 3

__________________________
Notice Parties
__________________________

The Company
Mark Chalmers (mchalmers@energyfuels.com)
David C. Frydenlund (dfrydenlund@energyfuels.com)
Matthew Tarnowski (mtarnowski@energyfuels.com)
Julia Hoffmeier (jyeckes@energyfuels.com)

Cantor
Sameer Vasudev (svasudev@cantor.com)
With copies to:

CFCEO@cantor.com

AST Trust Company (Canada) (the Company’s Transfer Agent)

1 Toronto Street, Suite 1200
Toronto, ON M5C 2V6

Helen Kim (hkim@astfinancial.com)

Rebecca Prentice (rprentice@astfinancial.com)

SCHEDULE 4

__________________________
Material Subsidiaries
__________________________

Magnum Uranium Corp.		100%
Titan Uranium Inc.		100%
Strathmore Minerals Corp.	British Columbia	100%
Uranium Power Corp.	British Columbia	100%
Strathmore Resources (US) Ltd.	Nevada	100%
Energy Fuels Holdings Corp.	Delaware	100%
Roca Honda Resources LLC	Delaware	100%
Magnum Minerals USA Corp.	Nevada	100%
Energy Fuels Wyoming Inc.	Nevada	100%
Energy Fuels Resources (USA) Inc.	Delaware	100%
EFR White Mesa LLC	Colorado	100%
EFR Henry Mountains LLC	Colorado	100%
EFR White Canyon Corp.	Delaware	100%
EFR Colorado Plateau LLC	Colorado	100%
EFR Arizona Strip LLC	Colorado	100%
EFR Recovery Corp.	Delaware	100%
Uranerz Energy Corporation	Nevada	100%
Wyoming Gold Mining Company, Inc.	Wyoming	100%
Wate Mining Company, LLC	Arizona	100%
EFR Alta Mesa LLC	Texas	100%
Leoncito Plant, L.L.C.	Texas	100%
Leoncito Project, L.L.C.	Texas	100%

SCHEDULE 5
None.

SCHEDULE 6
None.

EXHIBIT 6(ee)

1.	Opinion dated October 16, 2013 in respect of the Arizona Strip Mines.

2.	Opinions dated July 23, 2012 and July 24, 2012 in respect of the Colorado Plateau Mines.

3.	Opinions dated July 24, 2012 in respect of the Daneros Mine.

4.	Opinion dated June 7, 2013 in respect of the Gas Hills Project.

5.	Opinions dated July 24, 2012 in respect of the Henry Mountains Complex.

6.	Opinion dated June 7, 2013 in respect of the Roca Honda Project.

7.	Opinion dated July 24, 2012 in respect of the Sage Plain Project.

8.	Opinion dated July 24, 2012 in respect of the Sheep Mountain Project.

9.	Opinion dated October 23, 2013 in respect of the White Mesa Mill.

10.	Opinion dated July 24, 2012 in respect of the La Sal Project.

11.	Opinion dated May 31, 2013 in respect of Juniper Ridge.

12.	Opinion dated July 23, 2012 in respect of the Whirlwind Mine.

13.	“Limited Title Opinion, Hank Project, MB1 et al. Mining Claims (WMC278641 et al.), Campbell County, Wyoming” - By Brown, Drew & Massey, LLP dated October 16, 2009

◦	“First Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated November 29, 2010

◦	“Second Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated December 3, 2012

◦	“Third Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated February 1, 2013

◦	“Fourth Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated August 19, 2013

◦	“Fifth Supplemental Limited Title Opinion, Hank Project, MB1 et. al. Mining Claims (WMC278641 et. al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated September 5, 2013

14.	“Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew & Massey, LLP dated October 27, 2009

◦
“First Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew & Massey, LLP dated November 29, 2010

◦
“Second Supplemental Limited Title Opinion, South Doughstick Project, WC 319 et al. Mining Claims (WMC 275263 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew & Massey, LLP dated July 11, 2014

15.	“Preliminary Title Opinion, North Jane Project, DS 3 through 18, 100, 101 Mining Claims (Lead File WMC 281326 et al.), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated December 3, 2009

16.	“Preliminary Title Opinion, North Jane Project, EB 40 et al. Mining Claims (Lead Filed WMC 14069 et at), Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated December 3, 2009

17.	“Limited Title Opinion, Jane Dough Project, RK 453 et al. Mining Claims (WMC 274887 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated July 14, 2014

18.	“Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming” - by Brown, Drew & Massey, LLP dated October 27, 2009

◦	“First Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming” - by Brown, Drew & Massey, LLP dated November 29, 2010

◦	“Second Supplemental Limited Title Opinion, South Doughstick Project, Pax Irvine Mineral Trust Fee Lease, Johnson County, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

19.	“Limited Title Opinion, Jane Dough Project, Pax Irvine Mineral Trust, et al Fee Leases, Johnson and Campbell Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated July 14, 2014

20.	Preliminary Title Opinion, North Jane Project, Nelroy LLC et al. Fee Leases, Campbell County, Wyoming” - by Brown, Drew & Massey, LLP dated November 25, 2009

21.	“Limited Title Opinion, Nichols Ranch Project, EB 67 et al. Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew & Massey, LLP dated October 27, 2009

◦
“First Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew & Massey, LLP dated November 29, 2010

◦
“Second Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated February 1, 2013

◦
“Third Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated August 19, 2013

◦
“Fourth Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated September 5, 2013

◦
“Fifth Supplemental Limited Title Opinion, Nichols Ranch Project, EB 67 et. al Mining Claims (WMC 277010 et al.), Campbell and Johnson Counties, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

22.	“Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew & Massey, LLP dated October 16, 2009

◦	“First Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew & Massey, LLP dated November 29, 2010

◦	“Second Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated February 1, 2013

◦	“Third Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated August 19, 2013

◦	“Fourth Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated September 5, 2013

◦	“Fifth Supplemental Limited Title Opinion, Nichols Ranch Project, Betty Lou Payne et al Fee Leases, Johnson County, Wyoming” - by Brown, Drew, Massey & Durham, LLP dated July 11, 2014

23.
“Preliminary Title Status Report - Grants Uranium District properties of Uranium Resources, Inc., McKinley County, New Mexico (Roca Honda Claims; Endy Claims; and Section 17 mineral estate) - by Fognani & Faught, PLLC dated June 18, 2015

24.	Mestena Ranch Limited Hard Minerals Ownership Research 195,501.03 acres; Brooks County and Jim Hogg County, Texas - by Dudley Land Company dated March 14, 2016.

Exhibit 23
Permitted Free Writing Prospectus

None.